Exhibit 10.1

WAIVER AGREEMENT

This WAIVER AGREEMENT, dated effective as of October              , 2026 (this “Waiver”), is entered into by Glucotrack, Inc. (the “Company”), and the undersigned identified on the signature page hereto (each, a “Holder”, and collectively, the “Holders”). The Company and each Holder are together referred to herein as the “Parties” and each, individually, as a “Party”. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and each Holder are parties to that certain Securities Purchase Agreement, dated as of July 14, 2026 (the “Securities Purchase Agreement”), pursuant to which the Company issued to each Holder (i) a senior secured convertible promissory note (each, a “Note”), each of which has been repaid in full and is no longer outstanding, and (ii) a common stock purchase warrant (each, a “Warrant” and collectively, the “Warrants”), authorizing each Holder to purchase shares of the Company’s Common Stock in the amounts and at the price per share as set forth in Section 2 of each Warrant;

WHEREAS, Section 5.10(a) of the Securities Purchase Agreement provides that, from the Closing Date until ninety (90) days following the effective date of each of the Registration Statement and Stockholder Approval, the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents other than Exempted Securities (the “Equity Issuance Restriction Right”);

WHEREAS, Section 3(e) of the Warrant provides that, if the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Share Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised and, if such price is less than the Exercise Price then in effect, the Exercise Price shall be reduced to equal such price (the “VRT Adjustment Right”). Capitalized terms used in this paragraph with respect to the Warrant (including “Variable Rate Transaction”, “Share Equivalents” and “Exercise Price”) have the meanings given to them in the Warrant;

WHEREAS, the Company and each Holder desire that each Holder waive the Equity Issuance Restriction Right and the VRT Adjustment Right;

WHEREAS, each Holder is willing to grant such waivers applicable to such Holder, in each case solely on the terms and subject to the conditions set forth herein;

WHEREAS, in consideration for the waivers granted herein, the Company has agreed to issue to each Holder a common stock purchase warrant (each, a “New Warrant” and collectively, the “New Warrants”) to purchase shares of the Company’s Common Stock, in the form attached hereto as Exhibit A, in the amounts listed on Exhibit B hereto; and

WHEREAS, Section 5(m) of the Warrant provides that the Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company and the Holder, and Section 11.9 of the Securities Purchase Agreement provides that no provision of the Securities Purchase Agreement may be waived or amended except in a written instrument signed by the Company and the Requisite Holders (as defined therein), and this Waiver, executed by the Company and the Holders, satisfies such requirements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, including the Company’s issuance of a New Warrant to each Holder and each Holder’s grant of the waivers set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1. Issuance of New Warrant. In consideration for the waivers granted by the Holders in Sections 2 and 3 hereof, the Company shall issue a New Warrant to each Holder concurrently with the execution of this Waiver.

Section 2. Waiver of Equity Issuance Restriction Right. In consideration for the Company’s issuance of the New Warrants pursuant to Section 1 hereof, each Holder hereby irrevocably waives and terminates the Equity Issuance Restriction Right and all other rights such Holder may have pursuant to Section 5.10(a) of the Securities Purchase Agreement.

Section 3. Waiver of VRT Adjustment Right. In consideration for the Company’s issuance of the New Warrants pursuant to Section 1 hereof, each Holder hereby irrevocably waives and terminates the VRT Adjustment Right and all other rights such Holder may have under Section 3(e) of the Warrant with respect to any Variable Rate Transaction (as defined in Section 1 of the Warrant), including any adjustment to the Exercise Price (as defined in Section 1 of the Warrant) arising from the Company’s entry into, announcement of, or issuance of securities under any Variable Rate Transaction.

Section 4. No Other Waiver. Except as, and solely to the extent, expressly set forth in this Waiver, the Securities Purchase Agreement, the Warrants, and each other Transaction Document are not otherwise being waived, amended, modified or supplemented and shall remain in full force and effect in accordance with their respective terms.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party has hereunto caused this Waiver to be duly executed on its behalf as of the day and year first above written.

COMPANY:

GLUCOTRACK, INC.

By:
Name:
Title:

HOLDERS:

[__]

By:
Name:
Title:

[__]

By:
Name:
Title:

[__]

By:
Name:
Title:

[Signature page to Waiver Agreement]

Exhibit A

New Warrant

Exhibit B

Warrant Amounts

Holder	Shares